SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2003

LONG BEACH SECURITIES CORP.

  (Exact name of registrant as specified in its charter)

                 Delaware                                         333-90550                                    33-0917586

  (State or Other Jurisdiction                          (Commission                             (I.R.S. Employer
          of Incorporation)                                  File Number)                        Identification Number)

       1100 Town & Country Road
                   Suite 1600
            Orange, California                                                                      92868
(Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:  (714) 541-5378

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits.

                        (a)        Not applicable
                        (b)        Not applicable
                        (c)        Exhibits:

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description

1	5.1	Opinion and Consent of Heller Ehrman White & McAuliffe LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 10, 2003

LONG BEACH SECURITIES CORP.

By:       /s/  Jeffery A Sorenson
Name:  Jeffery A Sorensen
Title:     Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description

1	5.1	Opinion and Consent of Counsel

4